SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 April 29, 2004
--------------------------------------------------------------------------------
                        (Date of earliest event reported)

                         ClickSoftware Technologies Ltd.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

Israel                                   000-30827                Not Applicable
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(State or other jurisdiction     (Commission File Number)          (IRS Employee
of incorporation)                                            Identification No.)

                               34 Habarzel Street
                             Tel Aviv, Israel 69710
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               (Address of principal executive offices) (Zip Code)
         Registrant's telephone, including area code: (972-3) 765-9400
                                 Not Applicable
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         (Former name and former address, if changed since last report)
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                                TABLE OF CONTENTS

Item 7. Financial Statements and Exhibits

Item 12. Results of Operations and Financial Condition

SIGNATURES

EXHIBIT INDEX

EXHIBIT 99.1

Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

     The following exhibits are furnished herewith:


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

EXHIBIT NO.                        TITLE
--------------------------------------------------------------------------------

99.1                               Press release dated April 29, 2004.

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Item 12. Results of Operations and Financial Condition

     ClickSoftware Technologies Ltd. issued a press release on April 29, 2004 (the "Press Release") to announce its financial results for the fiscal quarter ended March 31, 2004. A copy of the Press Release is furnished as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



CLICKSOFTWARE TECHNOLOGIES LTD.

BY: /s/ Shmuel Arvatz
---------------------
      Shmuel Arvatz
      Executive Vice President and Chief Financial Officer

Dated: April 29, 2004

                                  EXHIBIT INDEX
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

EXHIBIT NO.                        TITLE
--------------------------------------------------------------------------------

99.1                               Press release dated April 29, 2004.

--------------------------------------------------------------------------------
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                                     - 4 -

CONTACTS:
Shmuel Arvatz                               Howard Kalt
Chief Financial Officer                     Kalt Rosen & Co.
++972-3-7659467                             (415) 397-2686
Shmuel.Arvatz@clicksoftware.com             info@KRC-IR.com


                 CLICKSOFTWARE REPORTS FINANCIAL RESULTS FOR THE
                        1ST QUARTER ENDED MARCH 31, 2004.

BURLINGTON, MA, APRIL 29, 2004 - ClickSoftware Technologies, Ltd., (NasdaqSC:
CKSW), the leading provider of end-to-end service chain optimization software, today announced results for the first quarter ended March 31, 2004. These results are in line with those previously announced on a preliminary basis on April 1, 2004.

For the first quarter ended March 31, 2004, total revenues were $5.0 million, with consolidated net income of $72,000, or $0.00 per share. This compares with revenues of $5.1 million and net income of $158,000, or $0.01 per share, for the same period last year, and revenues of $6.3 million and consolidated net income of $723,000, or $0.03 per share, for the fourth quarter of 2003.

Software license revenues for the first quarter of 2004 were $2.3 million, while service revenues were $2.7 million. This compares to software license revenues of $2.2 million and service revenues of $2.9 million for the same period last year and $3.0 million in software license revenues and $3.3 million in service revenues in the fourth quarter of 2003.

Gross profit in the first quarter was $3.4 million, or 68 % of revenues, compared to $3.3 million, or 65% of revenues, in the same period last year, and $4.3 million, or 68% of revenues, in the fourth quarter of 2003.

As of March 31, 2004, the company had cash, cash equivalents and short and long-term investments of $12.7 million, up from $11.7 million at the end of 2003. Net cash from operating activities was $1.0 million in the first quarter of 2004, while net cash from financing activities was $0.1 million.

Deferred revenues as of the end of the first quarter of 2004 were $4.0 million, compared to $2.3 million at the end of 2003.

"As we previously announced, the financial results for the first quarter were short of expectations due to slippage of key sales we anticipated closing in the first quarter," said Dr. Moshe BenBassat, Chairman and CEO of ClickSoftware. "First quarter gross margin remained the same as previous quarter -- indicating operational effectiveness, cash increased by $1 million, DSO remains low and deferred revenues grew by $1.7 million relative to the end of 2003."

OUTLOOK
The company now believes that revenues for 2004 will grow 15% to 25% over the $22.4 million reported for 2003. "Judging by the pipeline and the stage of the individual transactions, we believe that 15% to 25% growth in revenues over our 2003 results is achievable. However, with larger customers generating larger transactions, and with the greater involvement of our channel partners in many of the transactions, any one quarter's results will be more difficult to predict and will not necessarily be indicative of full-year performance," BenBassat said.

INVESTOR CONFERENCE CALL
ClickSoftware will host a conference call today at 8:30 a.m. ET to discuss these results and answer questions from the investment community. To participate, please call (800) 683-1585 and ask for the ClickSoftware conference call. International participants, please call (973) 935-2407. The conference call will be simultaneously webcast (in listen mode only) and is available via the Internet at http://www.clicksoftware.com. A replay of this call will be available on the ClickSoftware website, or by calling (877) 519-4471 (international callers can dial (973) 341-3080). The passcode for the replay is 4701841.

ABOUT CLICKSOFTWARE
ClickSoftware is the leading provider of workforce and service optimization solutions that maximize workforce productivity and customer satisfaction while minimizing operations costs. ClickSoftware's ServiceOptimization Suite provides an integrated, intelligent solution for automatic, efficient, and effective decisions over the entire service decision-making chain. It includes reliable customer demand and workload forecasting, strategic and tactical capacity planning, daily service scheduling, troubleshooting and repair support, wireless workforce management, and business analytics, connecting all organizational levels and functions.

The company is headquartered in Burlington, MA and Israel, with offices in North America, Europe, and Asia Pacific. For more information about ClickSoftware, call (781) 272-5903 or (888) 438-3308 or visit http://www.clicksoftware.com

This press release contains express or implied forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Exchange Act. These forward-looking statements include, but are not limited to, those regarding future results of operations, visibility into future periods, continued growth and rate of growth, increasing transaction size, greater involvement of channel partners in transactions, and expectations regarding future closing of contracts, recognition of revenues and deferred revenues. Such "forward-looking statements" involve known and unknown risks, uncertainties and other factors, which may cause actual results or performance to be materially different from those projected. ClickSoftware's achievement of these results may be affected by many factors, including among others, the following: risks and uncertainties regarding the general economic outlook; the length of or change in the company's sales cycle; the company's ability to identify potential customers and to close sales to potential customers in a timely manner; the company's ability to maintain or increase relationships with strategic partners; the size of transactions the company is able to complete; the ability of the company's professional services group to successfully complete implementations; the company's ability to recognize revenues, including deferred revenues, in a timely manner; and the company's ability to compete and the level of competition. The forward-looking statements contained in this press release are subject to other risks and uncertainties, including those discussed in ClickSoftware's annual report on Form 10-K for the year ended December 31, 2003 and subsequent filings with the Securities and Exchange Commission.

Note:  Financial Schedules Attached

                         CLICKSOFTWARE TECHNOLOGIES LTD.
                           CONSOLIDATED BALANCE SHEETS
                        (IN THOUSANDS, EXCEPT SHARE DATA)


                                                              MARCH 31   DECEMBER 31
                                                              --------    --------
                                                                2004        2003
                                                              --------    --------
                      ASSETS
CURRENT ASSETS
   CASH AND CASH EQUIVALENTS                                  $  6,871    $  7,695
   SHORT-TERM INVESTMENTS                                        5,252       3,394
   TRADE RECEIVABLES, NET                                        2,864       3,362
   OTHER RECEIVABLES AND PREPAID EXPENSES                        1,581         722
                                                              --------    --------
                   TOTAL CURRENT ASSETS                         16,568      15,173
                                                              --------    --------

FIXED ASSETS
   COST                                                          4,125       4,118
   LESS - ACCUMULATED DEPRECIATION                               3,188       3,195
                                                              --------    --------
                                                                   937         923
                                                              --------    --------

   LONG-TERM INVESTMENTS                                           550         580
   SEVERANCE PAY DEPOSITS                                          788         779
                                                              --------    --------

                             TOTAL ASSETS                     $ 18,843    $ 17,455
                                                              ========    ========


                      LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
   SHORT-TERM LOANS                                         $        - $         -
   ACCOUNTS PAYABLE AND ACCRUED EXPENSES                         3,530       4,077
   DEFERRED REVENUES                                             4,039       2,275
                                                              --------    --------
                              TOTAL CURRENT LIABILITIES          7,569       6,352
                                                              --------    --------

LONG TERM LIABILITIES
   ACCRUED SEVERANCE PAY                                         1,500       1,490
                                                              --------    --------
                   TOTAL LONG-TERM LIABILITIES                   1,500       1,490
                                                              --------    --------

                   TOTAL LIABILITIES                             9,069       7,842
                                                              --------    --------

SHAREHOLDERS' EQUITY
   ORDINARY SHARES OF NIS 0.02 PAR VALUE                           109         109
   ADDITIONAL PAID-IN CAPITAL                                   70,397      70,276
   DEFERRED STOCK COMPENSATION                                     (32)          -
   ACCUMULATED DEFICIT                                         (60,657)    (60,729)
   TREASURY STOCK, AT COST:  39,000 SHARES                         (43)        (43)
                                                              --------    --------
                   TOTAL SHAREHOLDERS' EQUITY                    9,774       9,613
                                                              --------    --------

                   TOTAL LIABILITY AND SHAREHOLDERS' EQUITY   $ 18,843    $ 17,455
                                                              ========    ========
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


                         CLICKSOFTWARE TECHNOLOGIES LTD.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)


                                                                         THREE MONTHS ENDED

                                                           MARCH 31, 2004                 MARCH 31, 2003
                                                      -------------------------    -------------------------
                                                                        % OF                        % OF
                                                           $          REVENUES          $          REVENUES
                                                      -----------   -----------    -----------   -----------
REVENUES:
       SOFTWARE LICENSE                               $     2,270            45%   $     2,245            44%
       SERVICES                                             2,738            55%         2,896            56%
                                                      -----------   -----------    -----------   -----------
             TOTAL REVENUES                                 5,008           100%         5,141           100%
                                                      -----------   -----------    -----------   -----------
COST OF REVENUES:
       SOFTWARE LICENSE                                       207             4%           131             2%
       SERVICES                                             1,402            28%         1,677            33%
                                                      -----------   -----------    -----------   -----------
             TOTAL COST OF REVENUES                         1,609            32%         1,808            35%
                                                      -----------   -----------    -----------   -----------

GROSS PROFIT                                                3,399            68%         3,333            65%
                                                      -----------   -----------    -----------   -----------
OPERATING EXPENSES:
       RESEARCH AND DEVELOPMENT COSTS, NET                    741            15%           486            10%
       SELLING AND MARKETING EXPENSES                       1,954            39%         1,955            38%
       GENERAL AND ADMINISTRATIVE EXPENSES                    673            13%           730            14%
       AMORTIZATION OF DEFERRED STOCK-BASED
       COMPENSATION                                             -             -             75             1%
                                                      -----------   -----------    -----------   -----------

             TOTAL OPERATING EXPENSES                       3,368            67%         3,246            63%
                                                      -----------   -----------    -----------   -----------
INCOME FROM OPERATIONS                                         31             1%            87             2%
INTEREST AND OTHER INCOME (EXPENSES), NET                      41             0%            71             1%
                                                      -----------   -----------    -----------   -----------
NET INCOME                                            $        72             1%   $       158             3%
                                                      -----------   -----------    -----------   -----------

NET INCOME  PER ORDINARY SHARE:
BASIC                                                 $      0.00                  $      0.01
                                                      -----------   -----------    -----------   -----------
DILUTED                                               $      0.00                  $      0.01
                                                      -----------   -----------    -----------   -----------
SHARES USED IN COMPUTING BASIC NET INCOME PER SHARE    27,036,273                   25,616,410
                                                      -----------   -----------    -----------   -----------
SHARES USED IN COMPUTING DILUTED NET INCOME PER
SHARE                                                  28,696,878                   25,616,410
                                                      -----------   -----------    -----------   -----------
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